                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 18, 2005
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

                              -------------------

                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

                     OHIO                                     13-1955943
        (State or other jurisdiction of                    (I.R.S. Employer
        incorporation or organization)                    Identification No.)

             37 WEST BROAD STREET                                43215
                COLUMBUS, OHIO                                (Zip Code)
   (Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 18, 2005, Lancaster Colony Corporation issued a press release announcing its results for the three months and fiscal year ended June 30, 2005. The press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits:

           99.1     Press Release dated August 18, 2005, filed herewith.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LANCASTER COLONY CORPORATION
                                             ----------------------------------
                                                       (Registrant)



Date:  August 18, 2005                       By:  /s/ JOHN L. BOYLAN
      -----------------                          ------------------------------
                                                      John L. Boylan
                                                      Treasurer, Vice President,
                                                      Assistant Secretary and
                                                      Chief Financial Officer
                                                      (Principal Financial
                                                      and Accounting Officer)

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION                                           LOCATED AT
-------     -----------                                           ----------

99.1        Press Release dated August 18, 2005.................  Filed herewith